UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2010
THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon (State or other jurisdiction of incorporation)	93-0816972 (I.R.S. Employer Identification No.)
One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035
(Address of principal executive offices) (Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 13, 2010, The Greenbrier Companies, Inc. (“Greenbrier”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between Greenbrier and Goldman, Sachs & Co. (the “Underwriter”). Pursuant to the Underwriting Agreement, Greenbrier agreed to sell to the Underwriter at a price of $21.06 per share to the Underwriter, and the Underwriter agreed to purchase for resale to the public in an at-the-market offering (the “Public Offering”), subject to the terms and conditions set forth therein, 3,000,000 shares of Greenbrier’s common stock. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
     The common stock to be sold pursuant to the Underwriting Agreement was registered pursuant to Greenbrier’s effective Registration Statement on Form S-3 (Registration No. 333-165924) (the “Registration Statement”). In connection with Greenbrier filing with the Securities and Exchange Commission a prospectus supplement dated December 13, 2010, Greenbrier is filing as Exhibits 5.1 and 23.1 hereto, which such exhibits are incorporated by reference into the Registration Statement, an opinion and consent of Tonkon Torp LLP, legal counsel to Greenbrier, issued to Greenbrier as to the validity of the shares of Greenbrier’s common stock being offered in the Public Offering. The Underwriting Agreement is also incorporated by reference as an exhibit to the Registration Statement.
Item 7.01 Regulation FD Disclosure.
     On December 13, 2010, Greenbrier issued a press release announcing the Public Offering. Greenbrier is furnishing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.
     The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of Greenbrier that provide for the incorporation of all reports and documents filed by Greenbrier under the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated December 13, 2010, by and between The Greenbrier Companies, Inc. and Goldman, Sachs & Co.

5.1	Opinion of Tonkon Torp LLP, dated December 15, 2010.

23.1	Consent of Tonkon Torp LLP, dated December 15, 2010 (contained in Exhibit 5.1).

99.1	Press Release of The Greenbrier Companies, Inc. dated December 13, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC. (Registrant)
Date: December 15, 2010	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel and Chief Compliance Officer